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                           J.P. MORGAN SERIES TRUST II
                          J.P. MORGAN MUTUAL FUND GROUP
                      J.P. MORGAN FLEMING MUTUAL FUND GROUP
                          J.P. MORGAN MUTUAL FUND TRUST
                      J.P. MORGAN MUTUAL FUND SELECT GROUP
                      J.P. MORGAN MUTUAL FUND SELECT TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                    J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

                       Supplement dated September 2, 2003
          to all Prospectuses and Statements of Additional Information


On September 1, 2003 Robert Fleming Inc. and J.P. Morgan Fleming Asset Management (USA) Inc. merged into J.P. Morgan Investment Management Inc. ("JPMIM"). The investment advisory services and personnel providing investment advice have not changed as a result of the merger. Effective September 1, 2003, JPMIM, the surviving entity, will serve as adviser to all the funds.


SUP-MERGER-903